UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 9, 2005 (June 8, 2005)

PETROLEUM HELICOPTERS, INC.

(Exact Name of Registrant as Specified in Charter)

Louisiana	0-9287	72-0395707
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2001 SE Evangeline Thruway
Lafayette, LA 70508
(Address of Principal Executive Offices)

(800) 235-2452
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement dated June 9, 2005
Opinion of Akin Gump Strauss Hauer & Feld LLP
Opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P.
Press Release dated June 8, 2005
Risk Factors dated June 9, 2005

Item 1.01 Entry Into a Material Definitive Agreement

     On June 8, 2005, Petroleum Helicopters, Inc. (the “Company”, “we” or “us”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company and UBS Securities LLC, as representative of the several underwriters named in the Underwriting Agreement, in connection with the Company’s public offering of non-voting common stock.

     The Underwriting Agreement provides for, among other things, the sale by the Company of an aggregate of 4,250,000 shares to the underwriters for sale to the public. In addition, the underwriters have a 30-day option to buy up to an additional 637,500 shares from the Company to cover over-allotments, if any.

     The Company, its executive officers and directors have agreed with the underwriters not to dispose of or hedge any shares of the Company’s common stock during the period from the date of the Underwriting Agreement and continuing through the date that is 180 days after the date of the final prospectus supplement related to the public offering of non-voting common stock (except for Lance Bospflug, one of our directors, who will be subject to the restrictions through the date that is 90 days after the date of the final prospectus supplement), except for certain dispositions or with the prior written consent of UBS Securities LLC. The Underwriting Agreement does not apply to any issuances of common stock upon the exercise of existing stock options or to the granting of awards under existing employee benefit plans that are not exercisable during the 180-day lock-up period.

     The Company has agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933.

     A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The description of the Underwriting Agreement contained herein is qualified in its entirety by the full text of such exhibit.

Item 8.01 Other Events

     On June 8, 2005, we issued a press release announcing the pricing of the public offering of 4,250,000 shares of our non-voting common stock under our shelf registration statement on Form S-3 (File No. 333-123528), which was declared effective by the Securities and Exchange Commission on March 31, 2005. We have granted the underwriters an option to purchase up to an additional 637,500 shares at the public offering price to cover any over-allotments. The offering is expected to close on June 14, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The risk factors included in the Prospectus Supplement dated June 9, 2005 under the section entitled “Risk factors,” filed in connection with the referenced offering, update the section of the Company’s annual report on Form 10-K for the year ended December 31, 2004 entitled “Risk Factors.” These risk factors are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

1.1	Underwriting Agreement dated June 9, 2005 among Petroleum Helicopters, Inc. and UBS Securities LLC, as representative of the several underwriters named therein

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP with respect to the legality of the non-voting common stock under U.S. federal law

5.2	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. with respect to legality of the non-voting common stock under Louisiana corporate law

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1)

23.2	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. (included in Exhibit 5.2)

99.1	Press Release of Petroleum Helicopters, Inc. dated June 8, 2005

99.2	Risk Factors dated June 9, 2005

[Remainder of Page Intentionally Left Blank]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM HELICOPTERS, INC.

Date: June 9, 2005	By:	/s/ Michael J. McCann

Michael J. McCann
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated June 9, 2005 among Petroleum Helicopters, Inc. and UBS Securities LLC, as representative of the several underwriters named therein

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP with respect to the legality of the non-voting common stock under U.S. federal law

5.2	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. with respect to legality of the non-voting common stock under Louisiana corporate law

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1)

23.2	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. (included in Exhibit 5.2)

99.1	Press Release of Petroleum Helicopters, Inc. dated June 8, 2005

99.2	Risk Factors dated June 9, 2005